                                                                    EXHIBIT 10.5


                                    GUARANTY


         THIS GUARANTY ("Guaranty") is executed as of January 11, 2002 by SUNRISE DUNWOODY ASSISTED LIVING, L.P., a Georgia limited partnership, SUNRISE COLUMBUS ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE EDINA ASSISTED LIVING, L.L.C., a Minnesota limited liability company, SUNRISE GREENVILLE ASSISTED LIVING LIMITED PARTNERSHIP, a South Carolina limited partnership, SUNRISE POLAND ASSISTED LIVING, L.L.C., an Ohio limited liability company, SUNRISE AUGUSTA ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE EASTOVER ASSISTED LIVING, L.L.C., a North Carolina limited liability company, SUNRISE HAMILTON ASSISTED LIVING, L.L.C., a Virginia limited liability company, SUNRISE FALL CREEK ASSISTED LIVING, L.L.C., an Indiana limited liability company, SUNRISE FORT WAYNE ASSISTED LIVING, L.L.C., an Indiana limited liability company, SUNRISE SHAKER HEIGHTS ASSISTED LIVING, L.L.C., a Virginia limited liability company, SUNRISE WILLOW LAKE ASSISTED LIVING, L.L.C., an Indiana limited liability company, SUNRISE WOOSTER ASSISTED LIVING, L.L.C., an Ohio limited liability company, SUNRISE FLOSSMOOR ASSISTED LIVING, L.L.C., an Illinois limited liability company, and SUNRISE ASSISTED LIVING INVESTMENTS, INC., a Virginia corporation ("SALII"), all having a mailing address at c/o Sunrise Assisted Living, Inc., 7902 Westpark Drive, McLean, Virginia 22102 (jointly and severally, hereinafter called "Guarantors"), for the benefit of FLEET NATIONAL BANK, a national banking association having an address at One Federal Street, 4th Floor, Mail Stop: MA DE 10304X, Boston, Massachusetts 02110, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent"). This Guaranty is given in connection with a $92,000,000 loan (the "Loans") as evidenced by certain promissory note(s) (collectively, if more than one, the "Notes") given in connection with the Credit Agreement referred to below and which is secured by certain mortgages dated as of even date herewith, as may be amended from time to time (collectively, the "Mortgages") given by Guarantors in favor of the Administrative Agent.

         Capitalized terms used herein and not otherwise specifically defined shall have the same meaning herein as in the Credit Agreement dated as of even date herewith, as may be amended from time to time (the "Credit Agreement"), among SUNRISE ASSISTED LIVING, INC., a Delaware corporation having an address at 7902 Westpark Drive, McLean, Virginia 22102 ("Borrower"), the institutions from time to time who are a party thereto as "Lenders" (whether by execution of thereof or through an Assignment and Acceptance Agreement), Administrative Agent, and the other Agents listed therein.

                                    RECITALS

         WHEREAS, the Guarantors and Borrower are engaged in related businesses, and each Guarantor has derived and will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

         NOW, THEREFORE, for value received, and to induce Lenders to extend credit to Borrower, as provided for in the Credit Agreement and the other Loan Documents, Guarantors hereby jointly and severally unconditionally agree as follows:

         1. GUARANTY. Each Guarantor, as a primary party and not merely as a surety, unconditionally and irrevocably guarantees the following (the "Guaranteed Obligations"):

                  A. ALL OBLIGATIONS. The prompt and full payment (and not merely the collectability), performance and observance of all of the obligations, terms and conditions to be paid, performed or observed by Borrower under the Notes, the Credit Agreement, the Mortgages, the Interest Rate Protection Agreements, and each other Loan Document, each as the same may be hereafter amended, modified, extended, renewed or recast, including, but not limited to the payment of $92,000,000, or so much thereof as may be outstanding as principal, together with interest and other charges thereon as provided for in the Notes and the Credit Agreement.

                  B. CARRY. The prompt and full payment, and not merely the collectability, when due of interest on the Loans and all other costs of financing, owning, developing, operating, leasing, maintaining, repairing and restoring the Facilities, including, without limitation, the payment when due of all real estate taxes, municipal charges, utility charges, insurance premiums, other operating expenses and expenses of developing, marketing and leasing.

         Notwithstanding any provision contained in this Agreement or any other Loan Document to the contrary, it is the intention and agreement of each Guarantor that the obligations of such Guarantor under this Agreement shall be valid and enforceable against such Guarantor to the maximum extent permitted by applicable law. Accordingly, if any provision of this Agreement creating any obligation of any Guarantor in favor of the Administrative Agent and the Lenders shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of such Guarantor, the Administrative Agent and the Lenders that any balance of the obligation created by such provision and all other obligations of such Guarantor to the Administrative Agent and the Lenders created by other provisions of this Agreement shall remain valid and enforceable. Likewise, if any sums which the Administrative Agent and the Lenders may be otherwise entitled to collect from such Guarantor under this Agreement shall be declared to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to such Guarantor's Guarantor Obligations, it is the stated intention and agreement of such Guarantor to the Administrative Agent and the Lenders, that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Administrative Agent and the Lenders from such Guarantor and such excess sums shall nevertheless survive as a subordinate obligation of such Guarantor, junior in right to the claims of general unsecured creditors, but prior to the claims of equityholders in such Guarantor.

         Upon any Event of Default under the Credit Agreement, or any of the other Loan Documents, or if Administrative Agent has accelerated the Loans pursuant to a right to do so under the Credit Agreement, Administrative Agent may at its option proceed directly and at once, without further notice, against any or all Guarantors hereunder, without proceeding against Borrower, or any other person or other Collateral for the obligations secured by this Guaranty. Any sums payable by Guarantors hereunder shall bear interest at the Default Rate from the date of demand until the date paid.

         If Borrower, or any Guarantor if so required, shall fail or refuse to perform or continue performance of all of the Obligations of the Credit Agreement on the part of Borrower to be kept and performed, then, if an Event of Default exists on account thereof under the Credit Agreement or this Guaranty, in addition to any other rights and remedies which Administrative Agent may have hereunder or elsewhere, and not in limitation thereof, Administrative Agent, at Administrative Agent's option, may exercise any or all of its rights and remedies under the Credit Agreement and each other Loan Document.

         This Guaranty shall survive and continue in full force and effect beyond and after the payment and satisfaction of the Guaranteed Obligations and the Obligations of Borrower in the event the Administrative Agent or Lenders are required to disgorge or return any payment or property received as a result of any laws pertaining to preferences, fraudulent transfers or fraudulent conveyances.

         2. WAIVERS. Each Guarantor hereby waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law:

                  (a) all suretyship defenses and defenses in the nature thereof;

                  (b) any right or claim of right to cause a marshalling of the assets of Borrower or of any Collateral, or to cause Administrative Agent to proceed against any of the other security for the Guaranteed Obligations or the Obligations of Borrower before proceeding under this Agreement against Guarantor, or, if there shall be more than one Guarantor, to require Administrative Agent to proceed against any other Guarantor or any of Guarantors in any particular order;

                  (c) until the full and Non-Contestable Payment (as hereinafter defined) and satisfaction of all Obligations, all rights and remedies, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to indemnitors, guarantors, sureties or accommodation parties. Provided, however, unless Administrative Agent otherwise expressly agrees in writing, such waiver by a Guarantor shall not be effective to the extent that by virtue thereof such Guarantor's liability under this Guaranty or under any other Loan Document is rendered invalid, voidable, or unenforceable under any applicable state or federal law dealing with the recovery or avoidance of so-called preferences or fraudulent transfers or conveyances or otherwise;

                  (d) notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default, or other proof or notice of demand whereby to charge Guarantors therefor;

                  (e) the pleading of any Statute of Limitations as a defense to Guarantors' obligations hereunder;

                  (f) the right to a trial by jury in any matter related to this Guaranty; and

                  (g) the benefit of all other provisions of law which may be validly waived.

         3. CUMULATIVE RIGHTS. Administrative Agent's rights under this Agreement shall be in addition to and not in limitation of all of the rights and remedies of Administrative Agent under the Loan Documents. All rights and remedies of Administrative Agent shall be cumulative and may be exercised in such manner and combination as Administrative Agent may determine.

         4. NO IMPAIRMENT. The liability of Guarantors hereunder shall in no way be limited or impaired by, and Guarantors hereby assent to and agree to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Lenders or Administrative Agent by Borrower or any other Guarantor or any person who succeeds Borrower or a Guarantor as owner of the Facilities. In addition, the liability of Guarantors under this Guaranty and the other Loan Documents shall in no way be limited or impaired by:

                  (a) any extensions of time for performance required by any of the Loan Documents;

                  (b) any amendment to or modification of any of the Loan Documents;

                  (c) any sale or assignment of the Loans or any sale, assignment or foreclosure of the Mortgages or any sale, transfer or exchange of all or part of the Facilities;

                  (d) any exculpatory, or nonrecourse, or limited recourse, provision in any of the Loan Documents limiting Administrative Agent's recourse to the Facilities encumbered by the Mortgages or to any other property or limiting Administrative Agent's rights to a deficiency judgment against Borrower or any other person or entity;

                  (e) the accuracy or inaccuracy of any of the representations or warranties made by or on behalf of Borrower or Guarantors, under any Loan Document or otherwise;

                  (f) the release of Borrower or any other person or entity, from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Administrative Agent's voluntary act, or otherwise;

                  (g) the filing of any bankruptcy or reorganization proceeding by or against Borrower or any subsequent owner of the Facilities;

                  (h) the release or substitution in whole or part of any collateral or security for the Obligations or the Guaranteed Obligations;

                  (i) Administrative Agent's failure to record the Mortgages or file any UCC financing statements, or Administrative Agent's improper recording or filing of any thereof, or Administrative Agent's failure to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations;

                  (j) the release of any other party now or hereafter liable upon or in respect of this Guaranty or any of the other Loan Documents; or

                  (k) the invalidity or unenforceability of all or any portion of any of the Loan Documents as to Borrower or any other person or entity.

Any of the foregoing may be accomplished with or without notice to Borrower or any Guarantor and with or without consideration.

         5. DELAY NOT WAIVER. No delay on Administrative Agent's part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Administrative Agent in any instance shall constitute a waiver in any other instance.

         6. WARRANTIES AND REPRESENTATIONS. Each Guarantor warrants and represents to Lenders and Administrative Agent for the express purpose of inducing Lenders and Administrative Agent to make the Loans and enter into the Loan Documents, and to accept this Guaranty, that as of the date of this Guaranty and at all times thereafter until the Loans are repaid and all Guaranteed Obligations to Administrative Agent and Lenders have been satisfied in full, as follows:

                  (a) EXISTENCE/GOOD STANDING. Each Guarantor is a limited partnership or a limited liability company duly organized and existing and in good standing under the laws of the jurisdiction of its formation, has the power to own its property and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which each Facility owned by such Guarantor is located and in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

                  (b) POWER AND AUTHORITY. Each Guarantor has full power and authority to execute and deliver this Agreement and each of the other Loan Documents executed and delivered by it, to enter into this Guaranty and the Security Documents, and to incur the Obligations, all of which have been duly authorized by all proper and necessary entity action. No consent or approval of partners or members of, or lenders to, Guarantors, and no consent or approval of any Governmental Authority or any third party payor on the part of Guarantors, is required as a condition to the validity or enforceability of this Agreement or any of the other Loan Documents executed and delivered by any of Guarantors or to the payment or performance by Guarantors of the Obligations.

                  (c) BINDING AGREEMENTS. This Guaranty and each of the other Loan Documents executed and delivered by Guarantors have been properly executed by Guarantors, constitute valid and legally binding obligations of Guarantors, and are fully enforceable against Guarantors in accordance with their respective terms.

                  (d) LITIGATION. There are no proceedings pending before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, will cause a Material Adverse Change in any of Guarantors or affect the authority of any of Guarantors to enter into this Guaranty or any of the other Loan Documents executed and delivered by any of Guarantors. There is no pending revocation, suspension, termination, probation, restriction, limitation or non-renewal of any License, Participation Agreement or any similar accreditation or approval organization or Governmental Authority for healthcare providers, including, without limitation, the issuance of any provisional License or other License with a term of less than twelve (12) months, as a consequence of any sanctions imposed by any Governmental Authority, nor is there any pending assessment of any civil or criminal penalties by any Governmental Authority, the outcome of which, if determined adversely to any of Guarantors, could result in a Material Adverse Change in any of Guarantors. Guarantors do not have any appeals regarding rates or reimbursements currently pending or contemplated before any Governmental Authority or any administrator of any third party payor or preferred provider program or referral source, the outcome of which, if determined adversely to any of Guarantors, could result in a Material Adverse Change in any of Guarantors. There are no Medicare or Medicaid recoupments or recoupments of any other third party payor being sought, requested or claimed, against any of Guarantors in writing to, and approved by, the Administrative Agent.

                  (e) NO CONFLICTING AGREEMENTS. There is (a) no provision of any Guarantors' partnership agreement, articles of incorporation or operating agreement and no provision of any existing mortgage, indenture, contract or agreement binding on any of the Guarantors or affecting its property, and (b) to the knowledge of Guarantors, no provision of law or order of court binding upon any of Guarantors, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Loan Documents executed and delivered by any of Guarantors, or which would be violated as a result of such execution, delivery or performance, or, if so, all necessary consents have been obtained.

                  (f) FINANCIAL INFORMATION. All financial statements or information hereto furnished to the Lenders with respect to Guarantors, each Facility and Borrower is complete and correct in all material respects and fairly presents the financial condition of Guarantors and the financial condition of the Facilities. There are no liabilities, direct or indirect, fixed or contingent, of any of Guarantors which are not reflected in the their respective financial statements or in the notes thereto. There has been no Material Adverse Change in the financial condition or operations of any of Guarantors since the financial statements dated December 31, 2000 (and to Guarantors' knowledge, no such Material Adverse Change is pending), and none of Guarantors has guaranteed the obligations of, or made any investments in or advances to, any company, individual or other entity, except as disclosed in such information.

                  (g) NO DEFAULT. None of Guarantors is in default under or with respect to any obligation under any agreement to which such Guarantor is a party in any respect which could result in a Material Adverse Change. There is no Event of Default hereunder.

                  (h) TAXES. Guarantors have filed or have caused to have been filed all federal, state and local tax or informational returns which are required by law to be filed, and has paid or caused to have been paid all taxes as shown on such returns or on any assessment received by them, to the extent that such taxes have become due, or which are required by law to be paid, unless and to the extent only that such taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by Guarantors and adequate reserves therefor have been established as required under GAAP.

                  (i) PLACE(s) OF BUSINESS AND LOCATION OF COLLATERAL. Guarantors warrant that the address of Guarantors' chief executive office is as specified above and that the address of each other place of business of any of Guarantors, are as disclosed on Schedule 4.1D in the Credit Agreement. The Collateral and all books and records pertaining to the Collateral are and/or will be located at such addresses. Guarantors will immediately advise the Administrative Agent in writing of the opening of any new place of business or the closing of any existing place of business of any of Guarantors, and of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept or of any change in the states of organization of a Guarantor.

                  (j) USE; TITLE AND CONDITION OF PROPERTIES. Each Facility is utilized principally as an assisted living facility and is consistent with the operating characteristics of the existing portfolio of facilities controlled by Borrower. Each Facility other than Sunrise of Wooster (Ohio) is wholly owned in fee by Borrower or a Guarantor which is a wholly owned subsidiary of Borrower. Guarantors have good and marketable title to all of their properties, including, without limitation, the Facilities and the Collateral. The Facilities and the Collateral are free and clear of mortgages, pledges, liens, springing liens, charges and other encumbrances other than the Permitted Liens on the Facilities. There are no material environmental and/or structural defects and material deferred maintenance with respect to any Facility.

                  (k) RECORDING. Each of the Mortgages will be effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legally valid and enforceable Lien on the Facilities described therein and proceeds thereof; and when the Mortgages are filed in the appropriate offices in the jurisdictions in which the Facilities are located, each such Mortgage shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Guarantors in the Facilities and the proceeds thereof, as security for their respective obligations (as set forth in the relevant Mortgage), in each case prior and superior in right to any other Person subject to those matters listed on the title insurance policies being issued to the Administrative Agent as of the date of recording.

                  (l) ERISA. With respect to any "pension plan", as defined in
         Section 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by any of Guarantors and/or by any Commonly Controlled Entity: (a) no "accumulated funding deficiency" as defined in Code Section 412 or ERISA Section 302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no "reportable event" as defined in ERISA Section 4043 has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred;
         (d) neither any of Guarantors nor any Commonly Controlled Entity has incurred a "complete withdrawal" within the meaning of ERISA Section 4203 from any multiemployer plan; (e) neither any of Guarantors nor any Commonly Controlled Entity has incurred a "partial withdrawal" within the meaning of ERISA Section 4205 with respect to any multiemployer plan; (f) no multiemployer plan to which any of Guarantors or any Commonly Controlled Entity has an obligation to contribute is in "reorganization" within the meaning of ERISA Section 4241 nor has notice been received by any of Guarantors or any Commonly Controlled Entity that such a multiemployer plan will be placed in "reorganization".

                  (m) GOVERNMENTAL CONSENT. Neither the nature of any of Guarantors or of its business or properties, nor any relationship between any of Guarantors and any other Person, nor any circumstance in connection with the making of the Loan, or the offer, issue, sale or delivery of the Notes is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, on the part of any of Guarantors, as a condition to the execution and delivery of this Agreement or any of the other Loan Documents, the borrowing of the principal amounts of the Loan or the offer, issue, sale or delivery of the Note 4.

                  (n) FULL DISCLOSURE. The financial statements that were delivered to Lenders in connection with the Loans do not, nor does this Guaranty, nor do any written statements furnished by Guarantors to the Administrative Agent in connection with the making available of the Loans, contain any untrue statement of fact or knowingly omit a material fact necessary to make the statements contained therein or herein not materially misleading. Guarantors have not failed to disclose any fact to the Administrative Agent in writing which materially adversely affects or, will or could prove to materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of any of Guarantors or the ability of any of Guarantors to perform this Guaranty or any of the other Loan Documents.

                  (o) BUSINESS NAMES AND ADDRESSES. Guarantors have not conducted business under any name other than their current names or trade names or under the "Karrington" name and have not conducted their business in any jurisdiction other than those listed on Schedule 4.1D to the Credit Agreement. Guarantors intend to operate the Facilities under the names set forth on Schedule 4.1D to the Credit Agreement. Guarantors shall promptly notify the Administrative Agent of any change in the name of any Facility.

                  (p) LICENSES AND CERTIFICATIONS. Guarantors further represent and warrant to the Lenders that, with respect to any License they possess or have applied for, (a) no Default or Event of Default has occurred or is continuing under the terms of any of the Licenses, or any condition to the issuance, maintenance, renewal and/or continuance of any License, (b) Guarantors have paid all fees, charges and other expenses to the extent due and payable with respect to, and have provided all information and otherwise complied with all material conditions precedent to, the issuance, maintenance, renewal, and continuance of all Licenses, (c) Guarantors have not received any notice from any Governmental Authority relating to any actual or pending suspension, revocation, restriction, or imposition of any probationary use, of any License, nor has any License been materially amended, supplemented, rescinded, terminated, or otherwise modified except as otherwise disclosed in writing to, and approved by, the Administrative Agent, (d) Guarantors have not made any previous assignment of any of the Licenses to any Person, and (e) no financing statement covering any of the Licenses is on file in any public office except financing statements in favor of the Lenders. Without implying any limitation to the other representations and warranties contained in this Agreement, Guarantors are not required by any applicable Legal Requirement of any state, county or city in which any of the Facilities is located to obtain a certificate of need to operate any Facility as an assisted living facility or has applied for and obtained such Certificate(s) of Need. Licenses to operate are required in all states where the Facilities are. In New York and Illinois, licenses must be held by a Home Healthcare Provider as of the date hereof. After January 1, 2002 an Illinois Facility owner may apply for a direct license, and a Home Healthcare Provider will not be required. A list of the major Licenses for each Facility is attached as
         Schedule 1.

                  (q) OPERATING AGREEMENTS AND MANAGEMENT CONTRACTS. Guarantors have furnished to the Administrative Agent photocopies of all material Operating Agreements and Management Contracts entered into with respect to the Facilities, and all amendments, supplements and modifications thereto including, without limitation, the Management Agreement. Guarantors further represent and warrant to the Lenders that (a) all of the material Operating Agreements and Management Contracts are or will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, (b) no Default or Event of Default has occurred or is continuing under the terms of any of the material Operating Agreements and Management Contracts, and no party thereto has attempted or threatened to terminate any such Management Contract or Operating Agreement, (c) Guarantors have not made any previous assignment of any Operating Agreements and Management Contracts to any Person, and (d) no financing statement covering any of the Operating Agreements and Management Contracts is on file in any public office, except financing statements in favor of the Lenders in connection with the Credit Facility.

                  (r) PARTICIPATION AGREEMENTS AND RESIDENT AGREEMENTS. Guarantors have furnished to the Administrative Agent, on or before the Closing Date, Guarantors' form of Resident Agreement used with respect to all Facilities and, if requested by the Administrative Agent after the occurrence and during the continuance of a Default, copies of all current, executed Resident Agreements for any or all of the Facilities.

                  Guarantors further covenant to the Lenders that, with respect to the Participation Agreements, if any, (i) to the best of their knowledge, all Participation Agreements will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, and (ii) all Participation Agreements will provide for payment to the applicable Guarantor for services rendered to residents. Guarantors represent and warrant that as of the date hereof it has not entered into any Participation Agreement for any Facility.

                  To the extent Guarantors participate or will participate in Medicare or Medicaid payment and reimbursement programs, Guarantors have complied and will comply with all notice and other requirements under Title XVIII and Title XIX of the Social Security Act to enable Guarantors to participate in the Medicare and Medicaid payment and reimbursement programs.

                  (s) COMPLIANCE WITH LAWS. None of Guarantors is in violation of any applicable laws of any Governmental Authority pertaining to employment practices, health standards or controls, environmental and occupational standards or controls or order of any court or arbitrator, the violation of which, considered in the aggregate, would result in a Material Adverse Change in any of Guarantors. Each of Guarantors are in compliance with all accreditation standards and requirements to which it is subject. Each of Guarantors has obtained or will obtain all Licenses necessary to the ownership of its property or to the conduct of its activities which, if not obtained, could materially adversely affect the ability of any of Guarantors to conduct its activities of operating each Facility as an assisted living facility, including, without limitation if and as required by any Governmental Authorities for the dispensing, storage, prescription, disposal, and use of drugs, medications and other "controlled substances" and for the maintenance of cafeteria and other food and beverage facilities or services or the condition (financial or otherwise) of any of Guarantors.

                  (t) PRESENCE OF HAZARDOUS MATERIALS OR HAZARDOUS MATERIALS CONTAMINATION. None of Guarantors has placed Hazardous Materials on any real property owned, controlled or operated by any of Guarantors or for which any of Guarantors are responsible except as described in the following sentence. To the best of Guarantors' knowledge, no Hazardous Materials are located on any real property owned, controlled or operated by any of Guarantors, except for reasonable quantities of necessary supplies for use by Guarantors in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Legal Requirements, and no property owned, controlled or operated by any of Guarantors has ever been used as a manufacturing, storage, or dump site for Hazardous Materials nor is such property affected by Hazardous Materials contamination.

                  (u) BENEFITS TO GUARANTORS. Each Person included in the term "Guarantors" hereby represents and warrants to the Administrative Agent that each of them will derive benefits, directly and indirectly, from each advance under the Loan, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole. Each Guarantor is, both before and after giving effect to the incurrence of the Loans, will be and will continue to be at all times, Solvent.

                  (v) COMPLIANCE WITH ZONING. Guarantors represent and warrant that the use of each Facility complies with applicable zoning ordinances, regulations and restrictive covenants affecting such Facility, all use requirements of any Governmental Authority having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto.

                  (w) OTHER LIENS. Guarantors represent and warrant that except as otherwise provided in the Loan Documents, Guarantors have made no contract or arrangement of any kind the performance of which by the other party thereto would give rise to a Lien on any Facility.

                  (x) DEFAULTS. Guarantors represent and warrant that there is no Default or Event of Default on the part of any of Guarantors under the Loan Documents.

                  (y) NOTES RECEIVABLE. SALII hereby represents and warrants that the provisions of the Article III of the Credit Agreement are true and correct with respect to the Notes Receivable held by SALII.

                  (z) SURVIVAL; UPDATES OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in or made under or in connection with this Guaranty and the other Loan Documents shall survive the date of this Agreement and the Loan made hereunder. The Lenders acknowledge and agree that any and all representations and warranties contained in, or made under, or in connection with, this Guaranty may be amended, changed or otherwise modified by Guarantors at any time and from time to time after the date of this Guaranty so as to accurately reflect the matters represented and warranted therein; provided, that such amendments, changes and/or modifications are disclosed in writing to the Administrative Agent. The Lenders shall have no obligation to waive any Event of Default due to any present or future inaccuracy of such representation or warranty or to agree to any amendment, change or modification of any such representation or warranty.

         7. AFFIRMATIVE COVENANTS OF GUARANTORS. Until payment in full and the performance of all of the Obligations hereunder, each Guarantor shall:

                  (a) FINANCIAL STATEMENTS. Furnish to the Administrative Agent:

                           (i) QUARTERLY STATEMENTS. Not later than forty-five
                  (45) days after the close of each of Guarantors' fiscal quarters internally prepared financial statements of Guarantors on a quarterly and year-to-date basis including a balance sheet and rent roll as of the close of such period and an income and expense statement for such period, certified by the chief financial officer of Guarantor's general partner or managing member unless such report is included in the quarterly report of Borrower; and

                           (ii) ANNUAL STATEMENTS. Not later than one hundred
                  twenty (120) days after the close of each of Guarantors' fiscal years, (i) a copy of the annual financial statements of Guarantors in reasonable detail satisfactory to the Administrative Agent, internally prepared in accordance with GAAP, which financial statements shall include a balance sheet of Guarantors, as at the end of such fiscal year and the related statements of operations and retained earnings and cash flow statements for such fiscal year in a format acceptable to the Administrative Agent, and (ii) updated rent rolls in a format acceptable to the Administrative Agent; and

                           (iii) SALII STATEMENTS. Separate financial statements
                  do not have to be provided by SALII so long as the information is included in the consolidating financial statements of Borrower being provided pursuant to the Loan Agreement.

                           (iv) TAX RETURNS. Not later than thirty (30) days
                  after the date of filing, the federal and state income tax returns for Guarantors for the year in question as well as any requests for extensions filed in connection therewith;

                           (v) PROPERTY INFORMATION. By December 1st in each
                  year collateral reports including annual projections for the next fiscal year;

                           (vi) OTHER INFORMATION. With reasonable promptness
                  such additional information, reports or statements as the Administrative Agent may from time to time reasonably request; and

                           (vii) CERTIFICATION. All required financial
                  statements, required pursuant to sub-paragraphs (a) and (b) above shall include the following certification:

                  "The undersigned as _____________ of ____________ certifies that the financial information contained in the financial statement dated _________, is true and complete as of this date. This statement is provided to Fleet National Bank (the "Bank") as administrative agent for certain Lenders for the purpose of obtaining credit or in fulfillment of the terms and conditions of credit already provided. Accordingly, it is intended that the Bank may rely on this information".

                  (b) TAXES AND CLAIMS. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or any of its income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, Guarantors shall not be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings.

                  (c) LEGAL EXISTENCE. Maintain their existence as limited partnerships or limited liability companies in good standing in the states of their formation and in each jurisdiction where they are required to register or qualify to do business.

                  (d) CONDUCT OF BUSINESS AND COMPLIANCE WITH LAWS. Except for SALII, be and remain a single purpose entity which shall engage solely in the ownership and operation of only one of the Facilities. Do or cause to be done all things necessary to obtain, enter into, preserve and to keep in full force and effect its material rights and its trade names, patents, trademarks and Licenses, Participation Agreements, and Operating Agreements and Management Contracts which are necessary for the operation of each Facility as an adult assisted living facility as contemplated by Guarantors, engage in and continue to engage substantially only in the business of owning and operating an adult assisted living facility and related services in compliance with all applicable laws of the state in which the applicable Facility is located or any other Governmental Authority having jurisdiction over such Facility, and comply with all applicable Legal Requirements, and observe the valid requirements of Governmental Authorities, and perform the terms of all Participation Agreements to which it is a party, the noncompliance with or the nonobservance of which might materially interfere with the performance of its Obligations or the proper or prudent conduct of its business or the applicable Facilities. In addition, Guarantors covenant and agree that they will:

                           (i) obtain and maintain in full force and effect all
                  Licenses necessary to the acquisition and/or ownership and/or operation of each Facility including, without limitation, Licenses and other approvals related to the storage, dispensation, use, prescription and disposal of drugs, medications and other "controlled substances" and, to the extent offered by Guarantors, the maintenance of cafeteria and other food and beverage facilities or services;

                           (ii) administer, maintain and operate (or will cause
                  to be administered, maintained and operated) each Facility as a revenue-producing assisted living facility;

                           (iii) to the extent Guarantors participate in any
                  such programs, maintain and operate each Facility to meet the standards and requirements and to provide healthcare of such quality and in such manner as would enable Guarantors to participate in, and provide services in connection with, recognized medical and healthcare insurance programs;

                           (iv) obtain, maintain and comply with all conditions
                  for the continuance of, all Licenses, including without limitation, Licenses which may at any time be required by the state in which the applicable Facility is located or other appropriate governmental entity, necessary or desirable for the operation of each Facility as an adult assisted living facility (or independent living facility, as applicable); and

                           (v) to the extent Guarantors presently participate or
                  in the future will participate in such programs, obtain, maintain and comply with all conditions for the continuance of certification from each applicable Governmental Authority that Guarantors meet all conditions for participation in the Medicare and Medicaid programs.

                  (e) INSURANCE. Provide or cause to be provided to the Administrative Agent and maintain in full force and effect at ALL times during the term of the Loans, such policies of insurance as may be required by the terms of the Loan Documents from a company or companies, and in form and amounts satisfactory to the Administrative Agent including, by way of example and not by way of limitation, at least the following:

                           (i) Casualty or physical damage insurance coverage
                  for each Facility affording protection against loss or damage by fire or other hazards covered by the standard all-risk fire and hazard insurance policy with "extended coverage" endorsement and such other risks as shall be customarily covered with respect to projects similar in construction, location and use as the Facilities, or as the Administrative Agent may from time to time otherwise require in amounts necessary to prevent the application of any co-insurance provisions of any applicable policies up to an amount not less than the greater of the full insurable value of the Improvements (as defined in the Mortgages) or the aggregate principal amount of the Obligations; no policy of insurance shall be written such that the proceeds thereof will produce less than the minimum coverage required by this Section by reason of co-insurance provisions or otherwise; the term "full insurable value" means the actual replacement cost of the Facilities (as defined in the Mortgages) (excluding foundation and excavation costs and costs of underground flues, pipes, drains and other uninsurable items); and as to Facilities naming the Administrative Agent on behalf of the Lenders as loss payee and mortgagee;

                           (ii) General public liability insurance in amounts
                  usually carried by similar operations against claims for bodily injury or death and property damage insurance for claims for damage to property (including loss of use) occurring upon, in or about the Facilities naming the Administrative Agent on behalf of the Lenders as loss payee thereunder, with such insurance to afford protection to the limit of not less than $5,000,000 for the aggregate of all occurrences during any given annual policy period for each Facility;

                           (iii) Workers' compensation insurance in accordance
                  with the requirements of applicable law or regulation naming the Administrative Agent on behalf of the Lenders as loss payee thereunder;

                           (iv) Business interruption insurance naming the
                  Administrative Agent on behalf of the Lenders as additional insured with respect to each Facility in an amount equal to at least twelve (12) months' debt service on a portion of the Loan (as determined by the Administrative Agent); and

                           (v) To the extent that healthcare professionals are
                  employed by any of Guarantors or the Management Company, medical liability, malpractice and other healthcare professional liability insurance protecting Guarantors and its employees against claims arising from the professional services performed by Guarantors or the Management Company and their employees with limits of (i) not less than One Million Dollars ($1,000,000.00) with respect to injury or death for each person or occurrence, and (ii) not less than Three Million Dollars ($3,000,000.00) in the aggregate for claims made for injury or death in any one year, and an umbrella policy insuring against such liability in an aggregate amount of Five Million Dollars ($5,000,000.00). In addition, Guarantors shall ensure that all healthcare providers with whom any of Guarantors contracts to provide services at any Facility are insured against claims arising from such services with limits as set forth in clauses (i) and (ii) above.

                  Guarantors shall file with the Administrative Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Each policy of insurance shall (A) be issued by one or more recognized, financially sound and responsible insurance companies approved by the Administrative Agent and which are qualified or authorized by the laws of the state in which the applicable Facility is located to assume the risk covered by such policy, (B) with respect to the insurance described under the preceding subsections (i), (ii) and
         (v) have attached thereto standard noncontributing, non-reporting mortgagee clauses in favor of and entitling the Administrative Agent on behalf of Lenders without contribution to collect any and all proceeds payable under such insurance, (C) provide that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to the Administrative Agent, and (D) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act of negligence of any of Guarantors which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Unless an escrow account has been established for insurance premiums pursuant to the provisions of a Mortgage, Guarantors shall promptly pay all premiums within thirty (30) days prior to the payment due date. Guarantor will provide a certificate of insurance, evidencing Administrative Agent (on behalf of Lenders) as additional insured and mortgagee/loss payee, prior to the effective date of coverage for all insurance coverages outlined in (i) - (v) above and, if requested by Administrative Agent, copies of the policies. Guarantors will immediately give the Administrative Agent notice of any cancellation of, or change in, any insurance policy. The Lenders shall not, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency of any insurer, or (iii) the payment of losses.

                  (f) FLOOD INSURANCE. If required by applicable law or regulation, provide or cause to be provided to the Administrative Agent a separate policy of flood insurance in the aggregate amount of the applicable Loan or the maximum limit of coverage available with respect to the Facilities, whichever is the lesser, from a company or companies satisfactory to the Administrative Agent and written in strict conformity with the Flood Disaster Protection Act of 1973, as amended, and all applicable regulations adopted pursuant thereto. Any such policy shall provide that the policy may not be surrendered, canceled or substantially modified (including, without limitation, cancellation for nonpayment of premiums) without at least thirty (30) days' prior written notice to any and all insureds named therein, including the Lenders.

                  (g) MAINTENANCE OF PROPERTIES. Keep its properties, whether owned in fee or otherwise, or leased, including, without limitation, all of the Facilities, in good operating condition; make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition; comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder; and comply with all laws, rules, regulations and orders applicable to its properties or business or any part thereof.

                  (h) MAINTENANCE OF THE COLLATERAL. Not permit anything to be done to the Collateral which may impair the value thereof. Any of the Lenders or an agent designated by such Lender, shall be permitted to enter the premises of any of Guarantors and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lenders shall not have any duty to, and Guarantors hereby release the Lenders from, all claims of loss or damage caused by the delay or failure to collect or enforce any of the accounts or receivables or to preserve any rights against any other party with an interest in the Collateral.

                  (i) OTHER LIENS, SECURITY INTERESTS, ETC. Keep the Collateral and the Facilities free from all liens, security interests and claims of every kind and nature, other than Permitted Liens; provided, Guarantors may lease office equipment and other equipment used in the normal course of its business for the operation of a Facility provided the total implied cost of such leased equipment at any Facility shall not exceed $75,000 at any one time.

                  (j) DEFENSE OF TITLE AND FURTHER ASSURANCES. At its expense defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document the Administrative Agent may reasonably require in order to perfect, preserve, maintain, protect, continue and/or extend any lien or security interest granted to the Lenders under this Agreement or any of the Security Documents and its priority. Guarantors shall pay to the Administrative Agent, on demand all taxes, costs and expenses incurred by any of the Lenders, in connection with the preparation, execution, recording and filing of any such document or instrument.

                  (k) BOOKS AND RECORDS. Keep and maintain accurate books and records, make entries on such books and records in form reasonably satisfactory to the Administrative Agent disclosing the Lenders' assignment of, and security interest in and lien on, the Collateral and all collections received by Guarantors on its accounts, furnish to the Administrative Agent promptly upon request such information, reports, contracts, invoices, lists of purchases of inventory (showing names, addresses and amount owing) and other data concerning account debtors and Guarantors' accounts and inventory and all contracts and collection(s) relating thereto as the Administrative Agent may from time to time specify, unless the Administrative Agent shall otherwise consent in writing, keep and maintain all such books and records mentioned in (a) above only at the addresses listed in Schedule 4.1D of the Credit Agreement, and permit any person designated by any of the Lenders to enter the premises of Borrowers and examine, audit and inspect the books and records at any reasonable time and from time to time.

                  (l) ERISA. With respect to any pension plan which any of Guarantors and/or any Commonly Controlled Entity maintains or contributes to, either now or in the future, that: (a) such bonding as is required under ERISA Section 412 will be maintained; (b) as soon as practicable and in any event within 15 days after any of Guarantors or any Commonly Controlled Entity knows or has reason to know that a "reportable event" has occurred or is likely to occur, Guarantors will deliver to the Administrative Agent a certificate signed by its chief financial officer setting forth the details of such "reportable event";
         (c) neither Borrowers nor any Commonly Controlled Entity will: (i) engage in or permit any "prohibited transaction" (as defined in ERISA
         Section 406 or Code Section 4975) to occur; (ii) cause any "accumulated funding deficiency" as defined in ERISA Section 302 and/or Code Section 412; (iii) terminate any pension plan in a manner which could result in the imposition of a lien on the property of Borrowers pursuant to ERISA
         Section 4068; (iv) terminate or consent to the termination of any multiemployer plan; (v) incur a complete or partial withdrawal with respect to any multiemployer plan within the meaning of ERISA Sections 4203 and 4205; and (d) within 15 days after notice is received by any of Guarantors or any Commonly Controlled Entity that any multiemployer plan has been or will be placed in "reorganization" within the meaning of ERISA Section 4241, Guarantors will notify the Administrative Agent to that effect. Upon the Administrative Agent's request, Guarantors will deliver to the Administrative Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA Section 3(35).

                  (m) CHANGE IN MANAGEMENT. There shall be no change of the Management Company for any Facility to any manager other than SALMI or another Wholly Owned Subsidiary without the prior written consent of the Administrative Agent and the Required Lenders.

                  (n) MANAGEMENT. (a) Subject to the terms of any Management Fee Subordination Agreement by and among a Guarantor, SALMI and the Administrative Agent, signed in connection with a Facility Closing (individually or collectively, the "Management Fee Subordination Agreement"), Guarantors shall cause SALMI to agree to subordinate payment of any and all management fees under, or in connection with, the Management Agreement (the "Management Fees") to payment of the Obligations, in accordance with the terms and conditions of one or more subordination agreements in form and content acceptable to the Administrative Agent in its reasonable discretion, and not amend, restate, supplement, terminate, cancel or otherwise modify any of the terms or conditions of such Management Agreement, in any material respect, without the prior written consent of the Administrative Agent, and (b) terminate the Management Agreement upon receipt of notice from the Administrative Agent directing Guarantors to terminate the Management Agreement after the occurrence of an Event of Default, and, if requested to do so by the Administrative Agent, enter into a management agreement for the management of any Facility with an independent manager. The Management Agreement shall be approved in writing by the Administrative Agent prior to execution. A fully executed copy of the Management Agreement shall be delivered to the Administrative Agent by Guarantors promptly after it is signed.

                  (o) SURVEYS. Upon the Administrative Agent's request from time to time if an Event of Default exists, Guarantors shall furnish the Administrative Agent with surveys of the Facilities with a current certification to the Administrative Agent by a registered land surveyor licensed in the jurisdiction in which the Facility is located, which survey must be satisfactory to the Administrative Agent.

                  (p) INSPECTIONS; COOPERATION. Guarantors shall permit the Lenders and their duly authorized representatives upon reasonable prior notice to enter upon and inspect any of the Facilities, to examine and make copies of all records and books of account maintained by or on behalf of Guarantors relating thereto and to discuss the affairs, finances and accounts pertaining to any Facility with representatives of Guarantors.

                  (q) GOVERNMENTAL SURVEYS OR INSPECTIONS. Furnish to the Administrative Agent upon its request, within thirty (30) days of receipt thereof, copies of any and all annual surveys or inspections performed by any Governmental Authority or accreditation or certification organization with respect to any Facility.

                  (r) COST REPORTS. Prepare and file all applicable cost reports to all third-party payors, if any, to the extent required by any such third-party payor and, within thirty (30) days thereafter, notify the Administrative Agent of any settlement of any cost report disclosed to the Administrative Agent as being open or unsettled as of the Closing Date to the extent any such cost report would have a materially adverse effect on Guarantors.

                  (s) APPRAISALS. The Administrative Agent shall have the right, in its discretion, to require appraisals of any or all of the Facilities, which appraisals shall be prepared by an appraiser or appraisers designated by the Administrative Agent and shall be in all respects reasonably acceptable to the Administrative Agent which appraisals shall include, if deemed necessary by the Administrative Agent, in its reasonable discretion, updated discounted cash flow analysis, inspections of and commentary on the physical status of the applicable Facility and an engineering review. The basis of the appraisal calculations shown on such appraisal reports and all other aspects of the appraisal reports must be satisfactory to the Administrative Agent in all material respects. Guarantors shall reimburse the Administrative Agent upon demand for all costs and expenses incurred by any of the Lenders with respect to the preparation and review of all future appraisals required pursuant to the terms hereof.

                  (t) NOTIFICATION OF CERTAIN EVENTS, EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS. Promptly give written notice to the Administrative Agent who will forward a copy of the notice to the Lenders upon obtaining knowledge of the occurrence of any of the following:

                           (i) any Event of Default under the Loan Documents;

                           (ii) any event, development or circumstance whereby
                  the financial statements furnished under the Loan Documents fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Guarantors;

                           (iii) any judicial, administrative or arbitral
                  proceeding pending against any of Guarantors or any judicial or administrative proceeding known by Guarantors to have been threatened against any of them in a written communication which threatened proceeding, if adversely decided, could cause a Material Adverse Change in any of Guarantors;

                           (iv) the revocation, suspension, probation,
                  restriction, limitation or refusal to renew, or any administrative procedure then in process for the revocation, suspension, probation, restriction, limitation, or refusal to renew, of any License, or the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending, decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew or any administrative procedure then in process for any participation or eligibility in any third party payor program in which any of Guarantors elects to participate, including, without limitation, Medicare, Medicaid or other private insurer programs or any accreditation of any of Guarantors, or the issuance or pending issuance of any License for a period of less than twelve (12) months, as a consequence of sanctions imposed by any Governmental Authority, or the assessment or pending assessment, of any civil or criminal penalties by any Government Authority, any third party payor or any accreditation organization or Person, which could materially adversely affect the financial condition or operations of Guarantors in the aggregate as determined by the Administrative Agent, in its sole but reasonable discretion;

                           (v) any action, including, but not limited to, the
                  filing of any certificate of need application if required by law, the amendment of any facility license or certification, or the issuance of any new license or certification for any Facility, under which any of Guarantors proposes (i) to develop a new facility or service and/or (ii) eliminate, materially expand or materially reduce any service;

                           (vi) any actual contingent liability of any
                  Guarantors of $100,000 or more per Facility;

                           (vii) any other development in the business or
                  affairs of the Guarantor results in a Material Adverse Change; and

                           (viii) in each case listed in clauses (i) through
                  (vii), inclusive, of this Section describing in detail satisfactory to the Administrative Agent the nature thereof and, in the case, if any, of notification under clause (a), the action Guarantors propose to take with respect thereto or a statement that Guarantors intend to take no action and an explanation of the reasons for such inaction. In addition, Guarantors will furnish to the Administrative Agent immediately after receipt thereof copies of all administrative notices material to Guarantors' business and operation of any Facility and all responses by or on behalf of Guarantors with respect to such administrative notices.

                  (u) COMPLIANCE WITH ENVIRONMENTAL LAWS. If any Hazardous Materials are used, present or generated on or in the Facilities, Guarantors shall use, process, distribute, handle, maintain, treat, store, dispose of and transport such substance in compliance with all applicable Environmental Laws.

                  (v) HAZARDOUS MATERIALS; CONTAMINATION. The Administrative Agent shall have the right, in its sole but reasonable discretion, to obtain (at Guarantors' expense) environmental reports for the Facilities. Guarantors shall (a) give notice to the Administrative Agent within five (5) Banking Days of any Guarantor's acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by any of Guarantors or for which any of Guarantors is responsible or of any Hazardous Materials contamination with a full description thereof, except for reasonable quantities of necessary supplies for use by Guarantors in the ordinary course of their current line of business and stored, used and disposed of in accordance with applicable Legal Requirements; (b) promptly comply with any laws requiring special handling, maintenance, servicing, removal, treatment or disposal of Hazardous Materials or Hazardous Materials contamination and provide the Administrative Agent upon request with satisfactory evidence of such compliance; (c) provide the Administrative Agent, within thirty (30) days after a demand by the Administrative Agent, with a bond, letter of credit or similar financial assurance evidencing to the Administrative Agent's satisfaction that funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials contamination and discharging any lien which may be established as a result thereof on any property owned, operated or controlled by any of Guarantors or for which any of Guarantors are responsible; and (d) defend, indemnify and hold harmless the Administrative Agent, the Lenders and each of their agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on or in the Facilities.

                  (w) PARTICIPATION IN REIMBURSEMENT PROGRAMS. In the event any of Guarantors elects to participate in any or all plans and/or programs for third party payment and/or reimbursement, and the revenues derived from a single plan or program exceed ten percent (10%) of the gross revenues of the applicable Facility, such Guarantor will continue its participation in any and all such plans and/or programs for third party payment and/or reimbursement from, and claims against, private insurers or programs for payment and/or reimbursement from federal, state and local governmental agencies and/or private or quasi-public insurers, including, without limitation, Managed Care Plans, Medicaid and Medicare and the Veterans Administration (as determined by Guarantors in the good faith exercise of their prudent and commercially reasonable business judgment). While participating in such plans, Guarantors shall comply with any and all rules, regulations, standards, procedures and decrees necessary to maintain Guarantors' participation in any such third party payment or reimbursement program or plan.

                  (x) SUBORDINATION OF DISTRIBUTIONS AND MANAGEMENT FEES. Subordinate, and cause the partners or members of each of Guarantors to subordinate, all distributions of Guarantors to principal and interest payments on the Loan. Subordinate the payment of management fees with respect to each Facility pursuant to the terms of all Management Fee Subordination Agreement (as the same may be modified from time to time) by and among any of Guarantors, the Administrative Agent and the Management Company.

                  (y) DEPOSITORY BANK. If the Notes have not been repaid in full by April 1, 2002, Guarantors shall, to the extent practicable, maintain its primary operating accounts with the Administrative Agent (as a Lender), provided that such Lender shall agree that it will exercise any right of set-off against such account to pay the Obligations (unless the exercise of such right would prejudice other remedies of the Lenders in any jurisdiction) prior to applying them to any other indebtedness owed to such Lender and provided such Administrative Agent or other Lender pays commercially competitive rates on Guarantors' funds.

                  (z) NOTES RECEIVABLE. Comply with the provisions of Article III of the Credit Agreement regarding the Notes Receivable held by SALII.

         8.NEGATIVE COVENANTS OF GUARANTOR. Until payment in full and the performance of all of the Obligations, without the prior written consent of the Administrative Agent, Guarantors will not directly or indirectly:

                  (a) INDEBTEDNESS. Create, issue, incur, assume, become liable in respect of or suffer to exist any Funded Debt, except:

                           (i) Funded Debt of any Loan Party pursuant to any
                  Loan Document;

                           (ii) Funded Debt of any Guarantor to the Borrower or
                  any other Guarantor subordinated on terms satisfactory to the Required Lenders pursuant to written agreements in form and substance satisfactory to the Required Lenders;

                           (iii) unsecured Funded Debt incurred in the ordinary
                  course of business by Guarantors; and

                           (iv) Funded Debt of any Loan Party under any Interest
                  Rate Protection Agreement.

                  "Funded Debt" of any Guarantor at any time means (a) indebtedness for borrowed money, (b) any obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of any Guarantor, (c) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of any Guarantor, (d) all liabilities secured by any property owned by any Guarantor to the extent attached to any Guarantor's interest in such property, even though such Guarantor has not assumed or become liable for the payment thereof, and in the case of any Guarantor (e) (i) amounts payable by a Guarantor under any terminated or defaulted interest rate protection products or which remain outstanding or (ii) take-out commitments (excluding a refinancing or a commitment of a third party) or purchase contracts including the deferred purchase price of property or services in each instance if a Guarantor does not control the incurring obligation, (f)
         (i) the amount of any guaranty of indebtedness for borrowed money or
         (ii) other debt owed by Persons other than a Guarantor which is in default and for which the creditor is pursuing payment by a Guarantor,
         (g) any obligation of a Guarantor or a Commonly Controlled Entity to a Multiemployer Plan (h) any synthetic lease obligations, and (i) other amounts considered to be debt by all of the following: the Administrative Agent, the Syndication Agent and the Documentation Agent in a dollar amount to be mutually agreed upon by the Administrative Agent and a Guarantor; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by a Guarantor and for which adequate reserves are being provided on the books of a Guarantor in accordance with GAAP, all of the above whether recourse or non-recourse, secured or unsecured.

                  (b) MORTGAGES AND PLEDGES. Create, incur, assume or suffer to exist any deed of trust, mortgage, pledge, Lien or other encumbrance of any kind upon, or any security interest in, any of its property or assets, including the Collateral, whether now owned or hereafter acquired, other than Permitted Liens.

                  (c) SALE OR TRANSFER OF ASSETS. Directly or indirectly enter into any arrangement whereby any of Guarantors shall sell, lease, transfer, assign or otherwise dispose of more than $50,000 of personal property in connection with any Facility in any one year other than sales or other disposition of assets in the ordinary course of business for value, provided the proceeds thereof are used to pay down the Loan or the asset sold or disposed of is replaced by one of equal or greater value.

                  (d) "DUE-ON-SALE". Guarantors shall not, without the prior written consent of the Administrative Agent, make, create, permit or consent to any conveyance, sale, assignment or transfer of any of the Facilities or any part thereof, other than in connection with the Loan Documents or as otherwise provided or permitted therein.

                  (e) ADVANCES AND LOANS. Make loans or advances to any Person, including, without limitation, Affiliates, partners and employees of Guarantors.

                  (f) CONTINGENT LIABILITIES. Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit and collection or similar transactions in the ordinary course of business.

                  (g) LICENSES. Allow any Licenses, permit, right, franchise or privilege necessary for the ownership or operation of any Facility for the purposes for which any Facility is intended to be used to lapse, be suspended or be forfeited unless solely due to administrative delay by the licensing authority.

                  (h) ERISA COMPLIANCE. (a) Restate or amend any Plan established and maintained by Guarantors or any Commonly Controlled Entity and subject to the requirements of ERISA, in a manner designed to disqualify such Plan and its related trusts under the applicable requirements of the Code; (b) permit any partners of Guarantors or any Commonly Controlled Entity to materially adversely affect the qualified tax-exempt status of any Plan or related trusts of Guarantors or any Commonly Controlled Entity under the Code; (c) engage in or permit any Commonly Controlled Entity to engage in any Prohibited Transaction; (d) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan;
         (e) take or permit any Commonly Controlled Entity to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a lien on the property of Guarantors or any Commonly Controlled Entity pursuant to Section 4068 of ERISA; (f) fail to notify the Administrative Agent that notice has been received of a "termination" (as defined in ERISA) of any Multiemployer Plan to which any of Guarantors or any Commonly Controlled Entity has an obligation to contribute; (g) incur or permit any Commonly Controlled Entity to incur a "complete withdrawal" or "partial withdrawal" (as defined in ERISA) from any Multiemployer Plan to which any of Guarantors or any Commonly Controlled Entity has an obligation to contribute; or (h) fail to notify the Administrative Agent that notice has been received from the administrator of any Multiemployer Plan to which any of Guarantors or any Commonly Controlled Entity has an obligation to contribute that any such Plan will be placed in "reorganization" (as defined in ERISA).

                  (i) SALE OF ACCOUNTS OR RECEIVABLES. Sell, discount, transfer, assign or otherwise dispose of any of its accounts or receivables of any Facility, such as accounts receivable, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or moneys, however evidenced.

                  (j) AMENDMENTS; TERMINATIONS. Amend or terminate or agree to amend or terminate any License, the Management Agreement, or any participation agreement which exceeds 10% of the aggregate Net Operating Income of the Facilities, or except in the ordinary course of business any other Management Contracts and Operating Agreements which may have been entered into by

         Guarantors with respect to any Facility and which exceeds 10% of the aggregate Net Operating Income of the Facilities, or consent to or waive any material provisions thereof.

                  (k) DISTRIBUTIONS TO PARTNERS OR MEMBERS.

                           (a) Make any distributions of dividends of any kind
                  to partners or members of any of Guarantors other than distributions to Borrower.

                           (b) All distributions to partners or members in any
                  fiscal quarter shall be disclosed to the Lenders in the Compliance Certificate for such period.

                  (l) MERGERS OR ACQUISITIONS. Enter into any merger or consolidation or amalgamation, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or substantially all of the assets of any person, firm, joint venture or corporation except to acquire a Wholly Owned Subsidiary.

                  (m) PARTNERSHIP INTERESTS. Repurchase, redeem or retire any partnership or membership interest in any of Guarantors.

                  (n) IMPAIRMENT OF SECURITY. Guarantors shall take no action which shall impair in any manner the value of any of the Facilities or the validity, priority or security of any Mortgages.

                  (o) CONDITIONAL SALES. Guarantors shall not incorporate in the Improvements any property acquired under a conditional sales contract, or lease, or as to which the vendor retains title or a security interest, without the prior written consent of the Administrative Agent, except as set forth in Section 7(i) above.

         9. EVENTS OF DEFAULT. The occurrence of one or more of the following events shall be "Events of Default" under this Agreement, and the terms "Event of Default" shall mean, whenever they are used in this Guaranty, any one or more of the following events:

                  (a) FAILURE TO PAY AND/OR PERFORM THE OBLIGATIONS. Guarantors shall fail to pay and to perform any of the Guaranteed Obligations as when due and payable in accordance with the provisions of this Guaranty and such failure continues for five (5) calendar days after the written notice thereof to such Guarantor by the Administrative Agent.

                  (b) BREACH OF REPRESENTATIONS AND WARRANTIES. Any material representation or warranty made in this Guaranty or in any report, certificate, opinion, financial statement or other instrument furnished in connection with the Guaranteed Obligations or with the execution and delivery of any of the Loan

         Documents, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

                  (c) FAILURE TO COMPLY WITH COVENANTS. Default shall be made by Guarantors in the due observance and performance of any covenant, condition or agreement contained in Article 7 (Affirmative Covenants of Guarantors) (except for Section 7(h) (Maintenance of Properties),
         Section 7(g) (Maintenance of the Collateral), Section 7(i) (Other Liens, Security Interests, etc.), Section 7(l) (ERISA)) or in Article 8 (Negative Covenants of Borrower).

                  (d) FAILURE TO COMPLY WITH BOOKS AND RECORDS. Default shall be made by Guarantors in the due observance or performance of Section 7(k) (Books and Records), which default shall remain unremedied, and Guarantors shall cure such default promptly, but in no event more than ten (10) days after written notice thereof to Guarantors by the Administrative Agent.

                  (e) OTHER DEFAULTS. Default shall be made by Guarantors in the due observance or performance of any other term, covenant or agreement other than as set forth in this Article 9 (Events of Default), which default shall remain unremedied for more than thirty (30) days after written notice thereof to Guarantors by the Administrative Agent, unless the nature of the failure is such that (a) it cannot be cured within the thirty (30) day period, and (b) Guarantors institute corrective action within the thirty (30) day period and (c) Guarantors diligently pursue such action and complete the cure within ninety (90) days.

                  (f) DEFAULT UNDER OTHER LOAN DOCUMENTS. A default shall occur under any of the other Loan Documents, and such default is not cured within any applicable grace period provided therein.

                  (g) BANKRUPTCY; REORGANIZATION.

                           (i) Any Guarantor shall (i) apply for or consent to
                  the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or
                  (vi) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty

                  (60) days, or (vii) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of any Guarantor's business or the use or disposition of a material portion of any Guarantor's assets.

                           (ii) (i) An order for relief shall be entered in any
                  involuntary case brought against any Guarantor under the Bankruptcy Code, or (ii) any such case shall be commenced against any Guarantor and shall not be dismissed within sixty
                  (60) days after the filing of the petition, or (iii) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than a Guarantor (A) adjudicating such Guarantor bankrupt or insolvent, or (B) appointing a receiver, trustee or liquidator of such Guarantor, or of a material portion of such Guarantor's assets, or (C) enjoining, prohibiting or otherwise limiting the operation of a material portion of such Guarantor's businesses or the use or disposition of a material portion of such Guarantor's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

                  (h) JUDGMENT. Any judgment against any of Guarantors of $250,000 or more or any attachment or other levy against any property of any of Guarantors remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of the earlier of thirty (30) days after such Guarantor receives notice of the same or forty-five (45) days after the same.

                  (i) EXECUTION; ATTACHMENT. Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

                  (j) DEFAULT UNDER OTHER BORROWINGS.

                           (i) Default which continues beyond any applicable
                  grace period shall be made under any obligation of or guaranteed by any of Guarantors equal to or greater than $250,000, if a notice of default has been sent to a Guarantor (and any applicable grace period has expired) or if the effect of such default is to accelerate the maturity of such obligation or to permit the holder or obligee thereof to cause such obligation to become due prior to its stated maturity.

                           (ii) Default shall be made under any obligation equal
                  to or greater than $1,000,000 of a consolidated Affiliate, which is otherwise non-recourse to Guarantors if the holder or obligee of such obligation has commenced action on any of the remedies available to it under the obligation.

                  (k) MATERIAL ADVERSE CHANGE. If the Administrative Agent or the Required Lenders in their reasonable discretion determine that a Material Adverse Change has occurred in the financial condition of any of Guarantors.

                  (l) IMPAIRMENT OF POSITION. If the Administrative Agent or the Required Lenders in their reasonable discretion determines that an event has occurred which impairs the prospect of payment of the Obligations and/or the aggregate value of the Facilities or the Collateral.

                  (m) CHANGE IN STATUS OR OWNERSHIP. Any of Guarantors is dissolved, merged, consolidated or reorganized, or any change occurs in the ownership of any of Guarantors or Facilities without the prior written consent of the Administrative Agent.

                  (n) ZONING. Any change in any zoning ordinance or any other public restriction is enacted, limiting or defining the uses which may be made of any of the Facilities or a part thereof, such that the use of any of the Facilities, as specified herein, would be in material violation of such restriction or zoning change.

                  (o) CHANGE IN MANAGEMENT. The Management Agreement is terminated without the prior written consent of the Administrative Agent.

                  (p) LICENSES. The involuntary, imposed or required revocation, suspension, probation, restriction, limitation or refusal to renew, or the pending revocation, suspension, probation, restriction, limitation, of, or refusal to renew, of any License; other than in the ordinary course of business or to the extent that Guarantors deem such action to be, in the exercise of prudent business judgment, in the best interest of Guarantors, the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew any participation or eligibility in any third party payor program in which Guarantors elect to participate, including, without limitation, the Medicaid or Medicare programs; or the issuance or pending issuance of any License for a period of less than twelve (12) months as a consequence of any sanctions imposed by any Governmental Authority; or the assessment or pending assessment, of any civil or criminal penalties by any Governmental Authority, any third party payor or any accreditation organization or person.

                  (q) COMPLIANCE WITH LAW. Guarantors fail to comply with any material requirement of any Governmental Authority having jurisdiction within the time required by such Governmental Authority; or any proceeding is commenced or action taken to enforce any remedy for a violation of any material requirement of a Governmental Authority or any material restrictive covenant affecting the Property or any part thereof.

         10. NOTICES. Any notice or other communication in connection with this Guaranty shall be given in accordance with the provisions of the Credit Agreement.

         11. NO ORAL CHANGE. No provision of this Agreement may be changed, waived, discharged, or terminated orally (in person or by telephone) or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

         12. PARTIES BOUND; BENEFIT. This Agreement shall be binding upon Guarantors and Guarantors' respective successors, assigns, heirs and personal representatives and shall be for the benefit of Administrative Agent and Lenders, and of any subsequent holder of their respective interests in the Loans and of any owner of a participation interest therein. In the event the interest of any Lender or Administrative Agent under the Loan Documents is sold or transferred, then the liability of the Guarantors to such Lender or Administrative Agent shall then be in favor of both Administrative Agent and Lenders originally named herein and each subsequent holder of such Administrative Agent's or Lender's interest therein, to the extent of their respective interests.

         13. JOINT AND SEVERAL. If at any time there is more than one (1) Guarantor, the obligations of each Guarantor and such Guarantor's respective successors, assigns, heirs and personal representatives shall be and remain joint and several. Each reference to Guarantor shall include each Guarantor separately as well as all Guarantors collectively.

         14. PARTIAL INVALIDITY. Each of the provisions hereof shall be enforceable against Guarantor to the fullest extent now or hereafter not prohibited by applicable law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

         15. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of law. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the laws of the states other than the Commonwealth of Massachusetts is not intended, nor shall it be deemed, in any way to derogate the parties' choice of law as set forth herein. Administrative Agent may enforce its rights hereunder and under the other Loan Documents, including, but not limited to, its rights to sue Guarantors or to collect any outstanding indebtedness in accordance with applicable law. It is understood and agreed that this Guaranty and all of the other Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

         16. CONSENT TO JURISDICTION. Each Guarantor hereby irrevocably submits to the nonexclusive personal jurisdiction of any Massachusetts State Court or any Federal Court sitting in Massachusetts over any suit, action or proceeding arising out of or relating to this Guaranty. Each Guarantor hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Massachusetts State or Federal Court sitting in Massachusetts may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address indicated above and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

         17. SUBORDINATION.

                  17.1. Any indebtedness of Borrower to Guarantor, or to any affiliated entity, with respect to the Facilities or otherwise now or hereafter existing together with any interest thereon shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior, full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to the Administrative Agent and Lenders under the Credit Agreement, the Notes, and the other Loan Documents. Payment and satisfaction of Obligations shall be deemed "Non-Contestable Payment" only upon such payment and satisfaction and the expiration of all periods of time within which a claim for the recovery of a preferential payment, or fraudulent conveyance, or fraudulent transfer, in respect of payments received by Administrative Agent as to the Obligations could be filed or asserted with: (A) no such claim having been filed or asserted, or
(B) if so filed or asserted, the final, non-appealable decision of a court of competent jurisdiction denying the claim or assertion.

                  17.2. At all times until the full and Non-Contestable Payment and satisfaction of the Obligations of Borrower to Administrative Agent and Lenders with respect to the Loan (and including interest accruing on the Note after the commencement of a case by or against Borrower under the Bankruptcy Code now or hereafter in effect, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantors or any affiliated entity notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code, as now or hereafter in effect, generally), Guarantors, and each affiliated entity, agree not to accept any payment or satisfaction for any kind of indebtedness of Borrower to Guarantors, or any affiliated entity, and hereby assign such indebtedness to Administrative Agent including, but not limited to, the right to file proofs of claim and to vote thereon in connection with any such case under the Bankruptcy Code, as now or hereafter in effect, and the right to vote on any plan of reorganization.

                  17.3. Any mortgage, security interest, lien or charge on the Collateral, all rights therein and thereto, and on the revenue and income to be realized therefrom, which Guarantors, or any affiliated entity, may have or obtain as security for any loans, advances, indebtedness or costs in connection with the construction and completion of the Improvements or in connection with the Facilities, or otherwise, shall be, and such mortgage, security interest, lien or charge hereby is, subordinated to the Mortgages and to the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to the Administrative Agent and Lenders.

                  17.4. In addition to the foregoing, and not in limitation thereof, any claims of Guarantors, or any affiliated entity, of subrogation, contribution, reimbursement, exoneration, indemnification, or reimbursement arising out of any payment made on this Guaranty, whether such claim is based upon an express or implied contract, or operation of law, are hereby waived until the full and Non-Contestable Payment and satisfaction of all Obligations of Borrower to Administrative Agent and Lenders. Provided, however, unless Administrative Agent otherwise expressly agrees in writing, such waiver by Guarantors shall not be effective to the extent that by virtue thereof Guarantors' liability under this Guaranty or under any other Loan Document is rendered invalid, voidable, or unenforceable under any applicable state or federal law dealing with the recovery or avoidance of so-called preferences or fraudulent conveyances or otherwise.

         18. LEGAL FEES, COSTS AND EXPENSES. Guarantors further agree to pay upon demand all costs and expenses reasonably incurred by Administrative Agent or its successors or assigns in connection with enforcing any of the rights or remedies of Administrative Agent, or such successors or assigns, under or with respect to this Guaranty including, but not limited to, reasonable attorneys' fees and the out-of-pocket expenses and disbursements of such attorneys. Any such amounts which are not paid within fifteen (15) days of demand therefor shall bear interest at the Default Rate from the date of demand until paid.

         19. SET-OFF. Each Guarantor hereby grants to Administrative Agent and each of the Lenders, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Administrative Agent and the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of any Lender or any entity under the control of FleetBoston Financial Corporation and their successors and assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Guarantors), Administrative Agent may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower and Guarantors even though unmatured and regardless of the adequacy of any other collateral securing the Loans. ANY AND ALL RIGHTS TO REQUIRE ADMINISTRATIVE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

         20. JURY TRIAL WAIVER. GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS (BY ACCEPTANCE OF THIS GUARANTY) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ADMINISTRATIVE AGENT AND/OR THE

LENDERS RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ADMINISTRATIVE AGENT AND/OR THE LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ADMINISTRATIVE AGENT AND/OR THE LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND THE LENDERS TO ACCEPT THIS GUARANTY AND MAKE THE LOANS.

         21. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. The provisions of this Section 21 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

         22. ENTIRE AGREEMENT. This Guaranty is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Guaranty. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Guaranty, and no party is relying on any promise, agreement or understanding not set forth in this Guaranty. This Guaranty may not be amended or modified except by a written instrument describing such amendment or modification executed by Guarantor and Administrative Agent.

         23. COUNTERPARTS. This Guaranty may be executed and delivered in counterparts, including facsimile counterpart signatures (to be followed in due course by delivery of original signature counterparts), shall be effective when each party has delivered its counterpart signature, and all counterparts taken together shall be deemed a single original agreement.

                            *Signatures on next page*

         Witness the execution and delivery hereof as an instrument under seal as of the date set forth above.

                                       GUARANTORS:

                                       SUNRISE DUNWOODY ASSISTED LIVING, L.P., a
                                       Georgia limited partnership

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its General Partner


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the General Partner of Sunrise Dunwoody Assisted Living, L.P., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entities for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE COLUMBUS ASSISTED LIVING LIMITED
                                       PARTNERSHIP, a Georgia limited
                                       partnership

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its General Partner


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named _______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the General Partner of Sunrise Columbus Assisted Living Limited Partnership, and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entities for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE EDINA ASSISTED LIVING, L.L.C., a
                                       Minnesota limited liability company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Edina Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entities for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE GREENVILLE ASSISTED LIVING
                                       LIMITED PARTNERSHIP, a South Carolina
                                       limited partnership

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its General Partner


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named _______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the General Partner of Sunrise Greenville Assisted Living Limited Partnership, and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entities for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE POLAND ASSISTED LIVING, L.L.C.,
                                       an Ohio limited liability company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Poland Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entities for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE AUGUSTA ASSISTED LIVING LIMITED
                                       PARTNERSHIP, a Georgia limited
                                       partnership

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its General Partner


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named _______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the General Partner of Sunrise Augusta Assisted Living Limited Partnership, and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entities for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE EASTOVER ASSISTED LIVING, L.L.C., a North Carolina limited liability company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Eastover Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entities for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE HAMILTON ASSISTED LIVING, L.L.C., a Virginia limited liability company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Hamilton Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entities for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE FALL CREEK ASSISTED LIVING,
                                       L.L.C., an Indiana limited liability
                                       company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Fall Creek Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entity for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE FORT WAYNE ASSISTED LIVING,
                                       L.L.C., an Indiana limited liability
                                       company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Fort Wayne Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entity for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE SHAKER HEIGHTS ASSISTED LIVING,
                                       L.L.C., a Virginia limited liability
                                       company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Shaker Heights Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entity for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE WILLOW LAKE ASSISTED LIVING,
                                       L.L.C., an Indiana limited liability
                                       company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Willow Lake Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entity for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE WOOSTER ASSISTED LIVING, L.L.C., an Indiana limited liability company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Wooster Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entity for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE FLOSSMOOR ASSISTED LIVING,
                                       L.L.C., an Indiana limited liability
                                       company

                                       By Sunrise Assisted Living Investments,
                                                 Inc., its Sole Member


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., the Sole Member of Sunrise Flossmoor Assisted Living, L.L.C., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entity for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]



                       *Signatures continued on next page*

                                       SUNRISE ASSISTED LIVING INVESTMENTS,
                                       INC., a Virginia corporation


                                            By /s/ James S. Pope
                                               ---------------------------------
                                            Print Name James S. Pope
                                                       -------------------------
                                            Title Vice President
                                                  ------------------------------


STATE OF
         ---------------
COUNTY OF                                                     January ___, 2002
          --------------

         Then personally appeared before me the above-named
_______________________, the _______________ of Sunrise Assisted Living
Investments, Inc., and acknowledged the foregoing instrument to be such person's free act and deed and the free act and deed of such entity for the purposes therein stated and intending to be legally bound thereby.


                                            ------------------------------------
                                            Notary Public
                                            Print Name
                                                       -------------------------
                                            My commission expires
                                                                  --------------
                                            [SEAL]